Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT (this “Amendment”), dated as of September 10, 2008, among ALERIS INTERNATIONAL, INC., a Delaware corporation (“Aleris”), each Domestic Subsidiary of Aleris set forth on the signature pages hereto (together with Aleris, collectively, the “U.S. Borrowers” and each, a “U.S. Borrower”), ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., a limited partnership organized under the laws of Quebec (“Aleris Canada”), acting and represented by its general partner, ALERIS ALUMINUM CANADA HOLDING 2, INC., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, a Nova Scotia unlimited liability company (“Aleris Specification” and together with Aleris Canada, the “Canadian Borrowers”), ALERIS SWITZERLAND GMBH, a company with limited liability organized under the laws of Switzerland (the “European Borrower” and together with the U.S. Borrowers and the Canadian Borrowers, the “Borrowers” and each, a “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”), DEUTSCHE BANK AG, CANADA BRANCH as Canadian administrative agent (the “Canadian Administrative Agent”), DEUTSCHE BANK SECURITIES INC. and BANC OF AMERICA SECURITIES LLC, as Joint Lead Arrangers and Joint Book Running Managers and BANK OF AMERICA, N.A., as Syndication Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Canadian Administrative Agent, Goldman Sachs Credit Partners L.P., as syndication agent, and PNC Bank, National Association, National City Business Credit and Key Bank National Association, as co-documentation agents are parties to an ABL Credit Agreement, dated as of August 1, 2006 and amended and restated as of December 19, 2006 and further amended as of November 9, 2007 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1. Section 1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” appearing in said Section and replacing it with the following definition in lieu thereof:

“Applicable Margin” shall mean (A) as of the Second Amendment Effective Date a percentage per annum equal to in the case of Revolving Loans maintained as (x) Base Rate Loans, Canadian Prime Rate Loans or Swingline Loans, 1.50% and (y) Euro Rate Loans or Bankers’ Acceptance Loans, 2.50% and, (B) thereafter, a rate per annum adjusted quarterly on a prospective basis on each Adjustment Date in accordance with the table below based on the Average Historical Excess Availability for such Adjustment Date; provided that prior to the Adjustment Date occurring two full fiscal quarters following the Second Amendment Effective Date, the Applicable Margin shall not be less than the applicable percentage per annum set forth above in clause (A):

Average Historical Excess Availability	Revolving Loan Euro Rate Applicable Margin and/or Drawing Fee	Revolving Loan Base Rate and Canadian Prime Rate Margin and Swingline Loan Base Rate Applicable Margin
Less than $250,000,000	3.00%	2.00%
Greater than or equal to $250,000,000 but less than $450,000,000	2.75%	1.75%
Greater than or equal to $450,000,000 but less than $650,000,000	2.50%	1.50%
Greater than or equal to $650,000,000	2.25%	1.25%

The Applicable Margins as so determined shall apply from the relevant Adjustment Date to the next Adjustment Date; provided that if an Event of Default shall have occurred and be continuing at the time any reduction in the Applicable Margin would otherwise be implemented, no such reduction shall be implemented until the date on which such Event of Default shall have been cured or waived.

2. Section 1 of the Credit Agreement is hereby further amended by deleting the definition of “Maximum Incremental Commitment Amount” appearing in said Section and replacing it with the following definition in lieu thereof:

“Maximum Incremental Commitment Amount” shall mean $300,000,000.

3. Section 1 of the Credit Agreement is hereby further amended by deleting clause (ii) in the definition of “Payment Conditions” in its entirety and inserting the following new clause (ii):

“(ii) the Excess Availability shall have been equal to or greater than the lesser of (A) 15% of the Total Borrowing Base and (B) $150,000,000 for the preceding 30 day period (based on the Borrowing Base Certificate last delivered or delivered at the time of such action) and shall be equal to or greater than the lesser of (A) 15% of the Total Borrowing Base and (B) $150,000,000 after giving effect thereto and”.

4. Section 1 of the Credit Agreement is hereby further amended by deleting the text “$250,000,000” appearing in the definition of “Total European Sub-Commitment” and inserting the text “$425,000,000” in lieu thereof.

5. Each of the Lenders set forth on Schedule I hereto (each, an “Incremental U.S/European Lender”) hereby approves an increase in its U.S./European Commitment in the amount set forth opposite its name under the column entitled “Revolver Increase as of the Second Amendment Effective Date” on Schedule 1-A to the Credit Agreement (as amended pursuant to Section 10 hereof), with each such increase (each such amount, such Incremental U.S./European Lender’s “Incremental Amount”) to be effective as of the Second Amendment Effective Date (as defined below). The parties hereby agree that (i) on the Second Amendment Effective Date (after giving effect to the increase in the U.S./European Commitment of each Incremental U.S./European Lender pursuant to this Section 5), (I) the Total Commitment shall increase by the aggregate amount of the increases in the U.S./European Commitments of the Incremental U.S./European Lenders effected hereby, and (II) there shall be an automatic adjustment to the participations by the U.S./European Lenders in all outstanding Letters of Credit and Unpaid Drawings to reflect the new U.S./European Percentages of the U.S./European Lenders, (ii) notwithstanding anything to the contrary contained in the Credit Agreement, in connection with any increase in the U.S./European Commitments pursuant to this Section 5 or Section 6 below, the U.S. Borrowers and/or the European Borrower, as applicable, shall, at the request of, and in coordination with, the Administrative Agent and the U.S./European Lenders, repay outstanding U.S./European Revolving Loans of certain U.S/European Lenders and, if necessary, incur additional U.S./European Revolving Loans from other U.S./European Lenders, in each case so that after giving effect to all such repayments and incurrences the U.S./European Lenders participate in each Borrowing of U.S/European Revolving Loans pro rata on the basis of their U.S/European Commitments (after giving effect to any increase in the U.S./European Commitments pursuant to this Section 5 and Section 6 below), (iii) any breakage or similar costs of the type described in Section 2.11 of the Credit Agreement incurred by the U.S./European Lenders in connection with any repayment or reborrowing of U.S./European Revolving Loans contemplated by preceding clause (ii) shall be for the account of the applicable Borrowers and (iv) promptly after each Incremental U.S./European Lender’s U.S./European Loan Commitment is increased by operation of this Section 5 and/or Section 6 below, each applicable Borrower shall deliver to it, upon its request, a Note or replacement Note, as applicable, in the amount of such Incremental U.S./European Lender’s U.S./European Commitment after giving effect to the increase thereof.

6. Each of the Lenders set forth on Schedule II (each, an “Converting Canadian Lender”) hereby approves of a conversion, in the amount set forth opposite its name under the column entitled “Revolver Conversion as of the Second Amendment Effective Date” on Schedule 1-A to the Credit Agreement (as amended pursuant to Section 10 hereof), of its Canadian Commitment into a U.S./European Commitment (each, a “Conversion”), with each such Conversion to be effective as of the Second Amendment Effective Date (as defined below). The parties hereby agree that (i) on the Second Amendment Effective Date (after giving effect to the Conversion pursuant to this Section 6), (I) the U.S./European Commitment of each Converting Canadian Lender shall increase by the absolute aggregate amount of the decrease in the Canadian Commitments of such Converting Canadian Lender, and (II) there shall be an automatic adjustment to the participations by the Canadian Lenders in all outstanding Letters of

Credit and Unpaid Drawings to reflect the new Canadian Percentages of the Canadian Lenders, (ii) notwithstanding anything to the contrary contained in the Credit Agreement, in connection with any conversion of Canadian Commitments pursuant to this Section 6, the Canadian Borrowers shall, at the request of, and in coordination with, the Administrative Agent and the Canadian Lenders, repay outstanding Canadian Revolving Loans of certain Canadian Lenders and, if necessary, incur additional Canadian Revolving Loans from other Canadian Lenders, in each case so that after giving effect to all such repayments and incurrences the Canadian Lenders participate in each Borrowing of Canadian Revolving Loans pro rata on the basis of their Canadian Commitments (after giving effect to any conversion of Canadian Commitments pursuant to this Section 6), (iii) any breakage or similar costs of the type described in Section 2.11 of the Credit Agreement incurred by the Canadian Lenders in connection with any repayment or reborrowing of Canadian Revolving Loans contemplated by preceding clause (ii) shall be for the account of the Canadian Borrowers and (iv) promptly after each Conversion by operation of this Section 6, each Canadian Borrower shall deliver to each Converting Canadian Lender, upon its request, a Note or replacement Note, as applicable, in the amount of such Converting Canadian Lender’s U.S./European Commitment after giving effect to the conversion thereof.

7. Section 1 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Second Amendment” shall mean the Second Amendment to Credit Agreement dated as of September 10, 2008

“Second Amendment Effective Date” shall have the meaning set forth in the Second Amendment.

8. Section 2.15(a) of the Credit Agreement is hereby amended by deleting the text “Restatement Effective Date” appearing in said Section and inserting “Second Amendment Effective Date” in lieu thereof.

9. Section 3.02(a) of the Credit Agreement is hereby amended by deleting the text “$50,000,000” appearing in said Section and inserting “$75,000,000” in lieu thereof.

10. Schedule 1-A of the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the new Schedule 1-A as it appears attached hereto as Annex A.

11. As soon as reasonably practicable following the Second Amendment Effective Date (and, in any event not later than 45 days following the Second Amendment Effective Date (or such later time as the Administrative Agent may agree in its sole discretion)), the Credit Parties shall have taken the actions set forth on Exhibit A hereto.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Amendment;

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(c) Since December 31, 2007, there has been no change in the financial condition, results of operations or business of Aleris and its Subsidiaries, which individually or in the aggregate has had, or reasonably would be expected to have, a Material Adverse Effect.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Aleris and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Administrative Agent shall have received a certificate from each Borrower, dated the Second Amendment Effective Date, signed by the chairman of the board, the chief executive officer, the president, the chief financial officer or any vice president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in a form consistent with similar certificates previously delivered by such Credit Parties to the Administrative Agent with appropriate insertions, together with copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Credit Party (in each case if, but only if, such organizational documents have been amended since the date of the last such certificate delivered to the Administrative Agent) and the resolutions of such Credit Party referred to in such certificate;

(ii) good standing certificates (or an equivalent, if available in the relevant jurisdiction) for each Borrower from its respective jurisdiction of incorporation;

(iii) the Administrative Agent shall have received (i) from Fried, Frank, Harris, Shriver & Jacobson LLP, New York counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters incident to this Second Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request and (ii) from Pestalozzi Lachenal Patry, special Swiss counsel to the Credit Parties organized under the laws of Switzerland or any province thereof, opinions addressed to the Administrative Agent, the Canadian Administrative Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment Effective Date covering such matter incident to this Second Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request;

(iv) the Borrower shall have paid to the Agents all reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of White & Case LLP (and, if reasonably required by the Agents, one local counsel in any jurisdiction as necessary to address local law issues related to this Second Amendment)) payable to the Agents and the Lenders to the extent then due and for which invoices have been submitted;

(v) the Borrower shall have paid to the Agents and the Lenders such fees as shall have been agreed among them in one or more fee letters executed prior to the date hereof, in each case to the extent then due and for which invoices have been submitted;

(vi) The Administrative Agent shall have received a credit document acknowledgement in a form substantially similar to the form attached hereto as Exhibit B; and

(vii) each Credit Party and Lenders constituting the Required Lenders, each Incremental U.S./European Lender and each Canadian Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Avery Salisbury (facsimile number: 212-354-8113 / email: asalisbury@whitecase.com).

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met, upon the satisfaction of the condition described in clause (vii) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the Second Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Second Amendment Effective Date shall not release any Credit Party from any liability for failure to satisfy one or more of the applicable conditions specified above).

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans and Letter of Credit Outstandings (including, without limitation, any Loans and Letters of Credit issued under the additional Commitments made available on the Second

Amendment Effective Date) shall each be guaranteed pursuant to the applicable Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents in accordance with the terms and provisions thereof.

7. In addition, the Borrowers hereby covenant and agree that, so long as the Second Amendment Effective Date occurs, the Borrowers shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 10:00 A.M. (New York City time) on September 10, 2008, (I) a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to (a) if such Lender’s Incremental Amount is equal to or greater than $0 and less than $10 million, 0.10%, (b) if such Lender’s Incremental Amount is equal to or greater than $10 million and less than $15 million, 0.25% and (c) if such Lender’s Incremental Amount is equal to or greater than $15 million, 0.35%, on the aggregate principal amount of such Lender’s Commitment as in effect immediately prior to giving effect to the Second Amendment Effective Date (and to the increases to the U.S./European Commitments provided in part I.4 hereof) and (II) a non-refundable cash fee (the “Second Amendment Commitment Fee” and together with the Amendment Fee, the “Second Amendment Fees”) in Dollars in an amount equal to (a) if such Lender is an Incremental U.S./European Lender and such Lender’s Incremental Amount is less than $15 million, 0.375%, (b) if such Lender is an Incremental U.S./European Lender and such Lender’s Incremental Amount is equal to or greater than $15 million but less than $25 million, 0.50% and (c) if such Lender is an Incremental U.S./European Lender and such Lender’s Incremental Amount is equal to or greater than $25 million, 0.625%, on such Lender’s Incremental Amount. The Second Amendment Fees shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Second Amendment Fees shall be paid by the Borrowers to the Administrative Agent for distribution to the relevant Lenders on the Second Amendment Effective Date.

8. Each Incremental U.S./European Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein, the Intercreditor Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents, and the Intercreditor Agreement as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that as of the Second Amendment Effective Date it shall be joined to, and become a party as Lender to, the Credit Agreement and that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, (vi) agrees that (as a result of its execution hereof) it shall be joined to, and become party as a Lender to, the Intercreditor Agreement, without further action required by such Incremental Lender (although such

Incremental U.S./European Lender hereby also agrees to execute and deliver any separate joinder agreement to the Intercreditor Agreement as may at any time be requested by the Administrative Agent), (vii) agrees that (as a result of its execution hereof) it shall be joined to, and become party as a Lender to such other agreement, without further action required by such Incremental U.S./European Lender (although such Incremental U.S./European Lender hereby also agrees to execute and deliver any separate joinder agreement to such other agreement as may at any time be requested by the Administrative Agent), (viii) in the case of each Incremental U.S./European Lender organized under the laws of a jurisdiction outside the United States, has delivered to the Company the forms and/or Certificates referred to in Section 5.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the U.S. Borrowers under the Credit Agreement and the other Credit Documents and (ix) represents and warrants that it is a Swiss Qualifying Bank or a Swiss Non-Qualifying Bank as further indicated on Schedule III hereto (which Schedule will supplement Schedule I-C to the Credit Agreement) and will act directly as a U.S./European Lender with respect to its U.S./European Commitment.

9. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALERIS INTERNATIONAL, INC.

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

ALCHEM ALUMINUM, INC.
ALCHEM ALUMINUM SHELBYVILLE INC.
ALERIS, INC.
ALERIS LIGHT GAUGE PRODUCTS, INC.
ALERIS NEVADA MANAGEMENT, INC.
ALERIS OHIO MANAGEMENT, INC.
ALSCO HOLDINGS, INC.
ALSCO METALS CORPORATION
ALUMITECH OF CLEVELAND, INC.
ALUMITECH OF WABASH, INC.
ALUMITECH OF WEST VIRGINIA, INC.
ALUMITECH, INC.
AWT PROPERTIES, INC.
COMMONWEALTH ALUMINUM CONCAST, INC.
COMMONWEALTH ALUMINUM LEWISPORT, LLC
COMMONWEALTH ALUMINUM SALES CORPORATION
COMMONWEALTH INDUSTRIES, INC.
ETS SCHAEFER CORPORATION
WABASH ALLOYS, L.L.C.

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

CA LEWISPORT, LLC
By: Commonwealth Industries, Inc., its Sole Member

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

CI HOLDINGS, LLC
By: Commonwealth Industries, Inc., its Sole Member

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM METALS, LLC
By: Commonwealth Aluminum Lewisport, LLC, its Sole Member

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC
By: Commonwealth Aluminum Concast, Inc., its Sole Member

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM, LLC
By: Commonwealth Aluminum Concast, Inc., its Sole Member

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

IMCO INTERNATIONAL, INC.
IMCO INVESTMENT COMPANY
IMCO RECYCLING OF CALIFORNIA, INC.
IMCO RECYCLING OF IDAHO INC.
IMCO RECYCLING OF ILLINOIS INC.
IMCO RECYCLING OF INDIANA INC.
IMCO RECYCLING OF MICHIGAN L.L.C.
IMCO RECYCLING OF OHIO INC.
IMCO RECYCLING OF UTAH INC.
IMCO RECYCLING SERVICES COMPANY
IMSAMET, INC.
ALERIS BLANKING AND RIM PRODUCTS, INC.
ROCK CREEK ALUMINUM, INC.
SILVER FOX HOLDING COMPANY

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

IMCO INDIANA PARTNERSHIP L.P.
BY: IMCO INTERNATIONAL, INC., ITS GENERAL PARTNER

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

IMCO MANAGEMENT PARTNERSHIP, L.P.
BY: ALERIS INTERNATIONAL, INC., ITS GENERAL PARTNER

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

ALERIS ALUMINUM CANADA S.E.C./
ALERIS ALUMINUM CANADA L.P., acting and represented by its general partner, ALERIS ALUMINUM CANADA HOLDING 2, INC.

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

ALERIS SWITZERLAND GMBH

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

DEUTSCHE BANK AG, CANADA BRANCH, as Canadian Administrative Agent

By:	/s/ Paul M. Jurist
Name:	Paul M. Jurist
Title:	Chief Country Officer

By:	/s/ Renate Engel
Name:	Renate Engel
Title:	Assistant Vice President

Second Amendment to Credit Agreement

DEUTSCHE BANK SECURITIES INC, as Joint Lead Arranger and Joint Book Running Manager

By:	/s/ Mark E. Funk
Name:	Mark E. Funk
Title:	Managing Director

By:	/s/ Philip Saliba
Name:	Philip Saliba
Title:	Director

Second Amendment to Credit Agreement

BANC OF AMERICA SECURITIES LLC, as Joint Lead Arranger and Joint Book Running Manager

By:	/s/ Jeffrey McLane
Name:	Jeffrey McLane
Title:	President

BANK OF AMERICA, N.A., as Syndication Agent

By:	/s/ Michael Lemiszko
Name:	Michael Lemiszko
Title:	Senior Vice President

Second Amendment to Credit Agreement

Each Guarantor acknowledges and agrees to each of the foregoing provisions of this Amendment and to the extensions of credit to be made pursuant thereto.

ALCHEM ALUMINUM, INC., as a Guarantor
ALCHEM ALUMINUM SHELBYVILLE INC., as a Guarantor
ALERIS, INC., as a Guarantor
ALERIS OHIO MANAGEMENT, INC., as a Guarantor
ALSCO HOLDINGS, INC., as a Guarantor
ALSCO METALS CORPORATION, as a Guarantor
ALUMITECH OF CLEVELAND, INC., as a Guarantor
ALUMITECH OF WABASH, INC., as a Guarantor
ALUMITECH OF WEST VIRGINIA, INC., as a Guarantor
ALUMITECH, INC., as a Guarantor
AWT PROPERTIES, INC., as a Guarantor
COMMONWEALTH ALUMINUM CONCAST, INC., as a Guarantor
COMMONWEALTH ALUMINUM LEWISPORT, LLC, as a Guarantor
COMMONWEALTH ALUMINUM SALES CORPORATION, as a Guarantor
COMMONWEALTH INDUSTRIES, INC., as a Guarantor
ETS SCHAEFER CORPORATION, as a Guarantor
IMCO INTERNATIONAL, INC., as a Guarantor
IMCO INVESTMENT COMPANY, as a Guarantor
IMCO RECYCLING OF CALIFORNIA, INC., as a Guarantor
IMCO RECYCLING OF IDAHO INC., as a Guarantor
IMCO RECYCLING OF ILLINOIS INC., as a Guarantor
IMCO RECYCLING OF INDIANA INC. as a Guarantor
IMCO RECYCLING OF MICHIGAN L.L.C., as a Guarantor
IMCO RECYCLING OF OHIO INC., as a Guarantor
IMCO RECYCLING OF UTAH INC., as a Guarantor
IMCO RECYCLING SERVICES COMPANY, as a Guarantor
IMSAMET, INC., as a Guarantor
ALERIS BLANKING AND RIM PRODUCTS, INC., as a Guarantor
ROCK CREEK ALUMINUM, INC., as a Guarantor
SILVER FOX HOLDING COMPANY, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

IMCO INDIANA PARTNERSHIP L.P.
By: IMCO International, Inc., its General Partner, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

IMCO MANAGEMENT PARTNERSHIP, L.P.
By: Aleris International, Inc., its General Partner, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

ALERIS ALUMINUM EUROPE, INC., as a Guarantor
ALERIS ALUMINUM U.S. SALES, INC., as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

CA LEWISPORT, LLC
By: Commonwealth Industries, Inc., its Sole Member, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

CI HOLDINGS, LLC
By: Commonwealth Industries, Inc., its Sole Member, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM METALS, LLC
By: Commonwealth Aluminum Lewisport, LLC, its Sole Member, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC
By: Commonwealth Aluminum Concast, Inc., its Sole Member, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

COMMONWEALTH ALUMINUM, LLC
By: Commonwealth Aluminum Concast, Inc., its Sole Member, as a Guarantor

By:	/s/ Sean M. Stack
Name:	Sean M. Stack
Title:	President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Allied Irish Banks, p.l.c.

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Director

By:	/s/ Eanna Mulkere
Name:	Eanna Mulkere
Title:	Assistant Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Bank of America, N.A.

By:	/s/ Michael Lemiszko
Name:	Michael Lemiszko
Title:	Senior Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Bank of Montreal

By:	/s/ William J. Kennedy
Name:	William J. Kennedy
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Bayerische Landesbank, New York Branch

By:	/s/ Georgina Fiordalisi
Name:	Georgina Fiordalisi, CFA
Title:	Vice President

By:	/s/ Elke Videgain
Name:	Elke Videgain
Title:	Second Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Burdale Financial Limited

By:	/s/ Philip Webo
Name:	Philip Webo
Title:	Director

By:	/s/ Jason Schick
Name:	Jason Schick
Title:	Senior Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Citicorp North America, Inc.

By:	/s/ Miles McManus
Name:	Miles McManus
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

COMMERZBANK AG – NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Graham Warning
Name:	Graham Warning
Title:	Assistant Vice President

By:	/s/ Patrick Hartweger
Name:	Patrick Hartweger
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Ian Nalitt
Name:	Ian Nalitt
Title:	Director

By:	/s/ Christopher Reoday
Name:	Christopher Reoday
Title:	Associate

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Fifth Third Bank

By:	/s/ Roy C. Lanctot
Name:	Roy C. Lanctot
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

GE BUSINESS FINANCIAL SERVICES, INC.

By:	/S/ Lynn Gosselin
Name:	Lynn Gosselin
Title:	Its Duly Authorized Signatory

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/S/ Lynn Gosselin
Name:	Lynn Gosselin
Title:	Its Duly Authorized Signatory

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Goldman Sachs Credit Partners L.P.

By:	/S/ Bruce H. Mendelsohn
Name:	Bruce H. Mendelsohn
Title:	Authorized Signatory

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

ING Capital LLC

By:	/s/ William C. Beddingfield
Name:	William C. Beddingfield
Title:	Managing Director

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Israel Discount Bank of New York

By:	/s/ Rahum N. Williams
Name:	Rahum N. Williams
Title:	Vice President

By:	/s/ Jeffrey S. Ackerman
Name:	Jeffrey S. Ackerman
Title:	Senior Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

JPMorgan Chase Bank, N.A.

By:	/s/ Michael McCullough
Name:	Michael McCullough
Title:	Senior Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

KeyBank, National Association

By:	/s/ Timothy W. Kenealy
Name:	Timothy W. Kenealy
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Lloyds TSB Commercial Finance Limited

By:	/s/ Cynthia Marinos
Name:	Cynthia Marinos
Title:	Relationship Manager

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

National City Business Credit, Inc.,

Individually and as Co-documentation Agent

By:	/s/ Anthony Alexander
Name:	Anthony Alexander
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

ROYAL BANK OF CANADA

By:	/s/ Stuart Coulter
Name:	Stuart Coulter
Title:	Director, Portfolio Management

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

UBS AG, STAMFORD BRANCH

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

NAME OF INSTITUTION

Union Bank of California

By:	/s/ Shawn Lipman
Name:	Shawn Lipman
Title:	Vice President

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

UPS Capital Corporation

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Wachovia Bank, National Association

By:	/s/ Katherine Houser
Name:	Katherine Houser
Title:	Director

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

Wachovia Capital Bank, Canada

By:	/s/ Katherine Houser
Name:	Katherine Houser
Title:	Director

Second Amendment to Credit Agreement

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 1, 2006 AND AMENDED AND RESTATED AS OF DECEMBER 19, 2006 AND AMENDED AS OF NOVEMBER 5, 2007, AMONG ALERIS INTERNATIONAL, INC., THE DOMESTIC SUBSIDIARIES OF ALERIS INTERNATIONAL, INC. PARTY THERETO FROM TIME TO TIME, ALERIS ALUMINUM CANADA S.E.C./ ALERIS ALUMINUM CANADA L.P., ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY, ALERIS SWITZERLAND GMBH, THE LENDERS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, GOLDMAN SACHS CREDIT PARTNERS L.P., AS SYNDICATION AGENT, AND PNC BANK, NATIONAL ASSOCIATION, NATIONAL CITY BUSINESS CREDIT AND KEY BANK NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS

WELLS FARGO BANK, N.A.

By:	/s/ Bruce McGrath
Name:	Bruce McGrath
Title:	EVP

Second Amendment to Credit Agreement

ANNEX A

SCHEDULE I-A

COMMITMENTS

See Attached

SCHEDULE I-A

COMMITMENTS

Lender	U.S./ European Commitment Prior to the Second Amendment Effective Date	Canadian Commitment Prior to Second Amendment Effective Date	Revolver Conversion as of the Second Amendment Effective Date	Revolver Increase as of the Second Amendment Effective Date	Total U.S./European Commitment	Canadian Commitment	European Sub-Commitment
Deutsche Bank AG New York Branch	$33,000,000	$10,000,000	$10,000,000	$32,000,000	$75,000,000	$0	$30,099,150

Bank of America, N.A.	$36,500,000			$88,500,000	$125,000,000		$50,165,250

Allied Irish Banks p.l.c.	$37,000,000				$37,000,000		$14,848,914

Bayerische Landesbank, New York Branch	$32,000,000				$32,000,000		$12,842,304

Burdale Financial Limited	$24,500,000				$24,500,000		$9,832,389

Citicorp North America, Inc.(In respect of Loans made to the U.S. Borrower/and Citibank, N.A. in respect of Loans made to European Borrower)	$33,000,000	$10,000,000	$10,000,000	$7,000,000	$50,000,000	$0	$20,066,100

Lender	U.S./ European Commitment Prior to the Second Amendment Effective Date	Canadian Commitment Prior to Second Amendment Effective Date	Revolver Conversion as of the Second Amendment Effective Date	Revolver Increase as of the Second Amendment Effective Date	Total U.S./European Commitment	Canadian Commitment	European Sub-Commitment
Commerzbank AG, New York and Grand Cayman Branches	$18,000,000				$18,000,000		$7,223,796

Fifth Third Bank	$19,500,000				$19,500,000		$7,825,779

Fortis Capital Corp.	$22,000,000				$22,000,000		$8,829,084

General Electric Capital Corporation	$43,000,000			$19,000,000	$62,000,000		$24,881,964

HSBC Business Credit (USA) Inc.	$30,000,000	—			$30,000,000		$12,039,660

ING Capital LLC	$30,500,000	—			$30,500,000		$12,240,321

Israel Discount Bank of New York	$15,000,000				$15,000,000		$6,019,830

JPMorgan Chase Bank, N.A.	$43,000,000	—		$10,000,000	$53,000,000		$21,270,066

KeyBank National Association	$38,000,000	—		$15,000,000	$53,000,000		$21,270,066

Lender	U.S./ European Commitment Prior to the Second Amendment Effective Date	Canadian Commitment Prior to Second Amendment Effective Date	Revolver Conversion as of the Second Amendment Effective Date	Revolver Increase as of the Second Amendment Effective Date	Total U.S./European Commitment	Canadian Commitment	European Sub-Commitment
Lloyds TSB Commercial Finance LTD	$30,000,000				$30,000,000		$12,039,660

GE Business Financial Services, Inc.	$38,000,000	—			$38,000,000		$15,250,236

National City Business Credit, Inc.	$43,000,000				$43,000,000		$17,256,846

PNC Bank National Association	$35,000,000				$35,000,000		$14,046,270

Regions Bank	$20,000,000	—			$20,000,000		$8,026,440

Union Bank of California, N.A.	$24,500,000				$24,500,000		$9,832,389

UPS Capital Corporation	$24,500,000	—			$24,500,000		$9,832,389

Wachovia Bank, National Association	$77,000,000	—			$82,000,000		$32,908,404

Wells Fargo Bank, N.A.	$43,000,000			$10,000,000	$53,000,000		$21,270,066

Bank of Montreal	—	$15,000,000				$15,000,000

Lender	U.S./ European Commitment Prior to the Second Amendment Effective Date	Canadian Commitment Prior to Second Amendment Effective Date	Revolver Conversion as of the Second Amendment Effective Date	Revolver Increase as of the Second Amendment Effective Date	Total U.S./European Commitment	Canadian Commitment	European Sub-Commitment
RBC Royal Bank of Canada	—	$20,000,000				$20,000,000

Wachovia Capital Canada	—	$5,000,000	$5,000,000			$0

Credit Suisse, Cayman Islands Branch	—			$25,000,000	$25,000,000		$10,033,050

UBS AG, Stamford Branch	—			$25,000,000	$25,000,000		$10,033,050

Goldman Sachs				$12,500,000	$12,500,000		$5,016,525

TOTAL:	$790,000,000	$60,000,000	$(25,000,000)	$244,000,000	$1,059,000,000	$35,000,000	$425,000,000

SCHEDULE I

Incremental U.S./European Lenders

Deutsche Bank AG New York Branch

Bank of America, N.A.

General Electric Capital Corporation

J.P. Morgan Chase Bank, N.A.

KeyBank National Association

Wells Fargo Bank, N.A.

Credit Suisse, Cayman Islands Branch

UBS AG, Stamford Branch

Goldman Sachs Credit Partners L.P.

SCHEDULE II

Converting Canadian Lenders

Deutsche Bank AG New York Branch

Citicorp North America, Inc.

Wachovia Capital Bank, Canada

SCHEDULE III

Swiss Qualifying Banks

SWISS QUALIFYING BANKS	SWISS NON-QUALIFYING BANKS
UBS AG, Stamford Branch	Goldman Sachs Credit Partners L.P.

Credit Suisse, Cayman Island Branch

Exhibit A

Second Amendment Post Closing Actions

[schedule to come]

Exhibit A

Second Amendment Post Closing Actions

1.	Unless otherwise agreed by the Administrative Agent in its sole discretion, the Credit Parties shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (i) for each Mortgage which requires amendment in order to secure the full amount of the Total Commitments (and which is not already limited to a lesser amount based on the value of the property subject thereto or otherwise), fully executed counterparts of amendments (the “Second Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each such Mortgages covering the Mortgaged Properties subject thereto, together with evidence that counterparts of each of the Second Amendment Mortgage Amendments have been delivered to the relevant title company for recording in all offices wherein the relevant Mortgage has previously been recorded, (ii) at the request of the Collateral Agent, endorsements of the authorized issuing agent for the title insurers with respect to each Mortgage Policy covering a Mortgage amended pursuant to clause (i) above assuring the Collateral Agent that each such Mortgage as so amended is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances and (iii) in connection with the execution and delivery of such Second Amendment Mortgage Amendments, the relevant Credit Parties shall deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with the relevant Mortgage and appropriate in the context of the Second Amendment Mortgage Amendments.

2.	The relevant Credit Parties shall have delivered a German law governed amendment and confirmation agreement by a notarial confirmation and amendment agreement in form and substance reasonably satisfactory to the Administrative Agent covering (i) the share pledge agreement over the shares of Aleris Holding Deutschland GmbH entered into between Aleris Recycling Holding B.V. (f/k/a IMCO Recycling Holding BV) and the Collateral Agent and (ii) the share pledge agreement over the shares of Aleris Aluminum Sales Europe GmbH (f/k/a Aleris Aluminium Products GmbH) entered into between Aleris Switzerland GmbH and the Collateral Agent. In connection with the execution and delivery of such amendment and confirmation agreement, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with such share pledge agreements and appropriate in the context of such amendment and confirmation agreement.

3.

The relevant Credit Parties shall have delivered a German law governed amendment and confirmation agreement in form and substance reasonably satisfactory to the Administrative Agent covering (i) the interest pledge agreement relating to all limited partners interests in Aleris Luxembourg S.À.R.L & Co. KG, between Aleris Global Luxembourg S.À.R.L and Aleris New (Gibraltar) Ltd. and the Collateral Agent and (ii) a global assignment agreement entered into between Aleris Switzerland GmbH and the Collateral Agent on or about 31 July 2006 relating to the Receivables and Rights and Claims (all as defined therein) including all ancillary rights. In connection with the

Exhibit A

execution and delivery of such amendment and confirmation agreement, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with such original agreements and appropriate in the context of such amendment and confirmation agreement.

4.	The relevant Credit Parties shall have delivered a French law governed Pledge Agreement for the Pledge of Financial Instruments Account in respect of the shares in Aleris France SAS together with a French law governed Statement of Pledge covering the Share Pledge Agreement, in each case in form and substance reasonably satisfactory to the Administrative Agent for the benefit of the Incremental U.S./European Lenders. In connection with the execution and delivery of such Security Document, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with the Pledge of Financial Instruments Account dated August 1, 2006 and appropriate in the context of such new pledge agreement.

5.	The relevant Credit Parties shall have delivered a French law governed Statement of Pledge of Receivables in form and substance reasonably satisfactory to the Administrative Agent in respect of the French law governed receivables of Aleris Switzerland. In connection with the execution and delivery of such Security Document, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with the Pledge of Receivables dated December 19, 2006 and appropriate in the context of such Pledge of Receivables.

6.	If necessary or advisable under Danish law to secure any additional obligations of the European Borrower resulting from the increased Total European Sub-Commitment, the relevant Credit Parties shall have delivered such amendments, modifications and/or confirmations to the Danish law governed Share Pledge Agreement over the shares in Aleris Aluminum Denmark A/S., as may be reasonably satisfactory to the Administrative Agent. In connection with the execution and delivery of such amendments, modifications and/or confirmations, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with such share pledges and appropriate in the context of such amendments, modifications and/or confirmations.

7.

The relevant Credit Parties shall have delivered a Swiss law governed amendment and confirmation agreement by a notarial confirmation and amendment agreement covering Swiss law governed share pledge by Imco Recycling Holding B.V. over the shares in the European Borrower. In connection with the execution and delivery of such amendment and confirmation agreement, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents

Exhibit A

and proceedings and officer’s certificates) consistent with the corresponding documentation delivered in connection with such Swiss law governed share pledge and appropriate in the context of such amendment and confirmation agreement.

8.	The relevant Credit Parties shall have delivered opinions from counsel confirming the security interests cover the increased Total European Sub-Commitment in respect of the (i) Dutch law governed share pledge by Dutch Aluminum C.V. over the shares in Imco Recycling Holding B.V. (ii) Dutch law governed share pledge over the shares of Corus Hylite B.V., (iii) Dutch law governed share pledge over the shares of Corus Aluminum Rolled Products B.V. and (iv) Dutch law governed partnership interest pledge by Imco International Inc. over the partnership interests in Dutch Aluminum C.V., in each case, as may be reasonably satisfactory to the Administrative Agent.

9.	The relevant Credit Parties shall have delivered the following: (i) a Luxembourg law governed share pledge by Aleris Holding Luxembourg S.A.R.L. over the shares in Aleris Global Luxembourg S.à r.l. and (ii) a Luxembourg law governed share pledge by Aleris International Inc. over the shares in Aleris Luxembourg SARL, in each case, in the form previously agreed (except for changes necessary to reflect the Second Amendment). In connection with the execution and delivery of such Security Documents, the relevant Credit Parties will deliver all related documentation (including, without limitation, opinions of counsel, corporate documents and proceedings and officer’s certificates) in the form previously agreed.

CREDIT DOCUMENT ACKNOWLEDGMENT

September 10, 2008

To the Administrative Agent, the Collateral Agent

and each of the Lenders party to the Credit Agreement

referred to below

Re:     Second Amendment to ABL Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain ABL Credit Agreement dated as of August 1, 2006 and amended and restated as of December 19, 2006, further amended as of November 5, 2007 and further amended on August 20, 2008, entered into by and among Aleris International, Inc., a Delaware corporation (“Aleris” or the “Company”), the other Borrowers (as defined in the Credit Agreement) from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) and Deutsche Bank AG, Canada Branch as Canadian administrative agent, and the Agents party thereto (as so amended and restated and as the same has been further amended and/or modified through the date hereof, the “Credit Agreement”). Unless otherwise indicated herein, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This Credit Document Acknowledgment shall hereinafter be referred to as the “Acknowledgment”.

I.	Guaranty and Security Documents Acknowledgment.

1. Each of the undersigned Guarantors hereby acknowledges and agrees, and represents and warrants, that on and after the occurrence of, and after giving effect to, the Second Amendment Effective Date and any increase in the amounts owing to the Lenders, Issuing Lenders, and/or any Agent under the Credit Agreement on or after the Second Amendment Effective Date as follows:

(i) it is a party to, and shall continue to be bound by, (x) in the case of the Canadian Parent Guarantors, the Canadian Parent Guaranty dated as of August 1, 2006 and amended on December 19, 2006, made by the Canadian Parent Guarantors in favor of the Canadian Administrative Agent, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof, (y) in the case of the European Parent Guarantors, the European Parent Guaranty dated as of August 1, 2006 and amended on December 19, 2006, made by the European Parent Guarantors in favor of the Administrative Agent, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and (z) in the case of the European Subsidiary Guarantors, the European Subsidiaries Guaranty dated as of August 1, 2006 and amended on December 19, 2006, made by the European Subsidiary Guarantors in favor of the Administrative Agent, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof (the Canadian Parent Guaranty, the European Parent Guaranty and

EXHIBIT B

the European Subsidiaries Guaranty are collectively referred to herein as the “Guaranties” and each, an “Guaranty”);

(ii) each Guaranty and the guaranties made by it under each such Guaranty shall remain uninterrupted and in full force and effect with respect to such Guarantor and the amendment to the Credit Agreement is not a novation of the debt thereunder; and

(iii) on and after the Second Amendment Effective Date, it will continue to obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, (x) in the case of the Canadian Parent Guarantors, the Canadian Borrowers and (y) in the case of the European Parent Guarantors and the European Subsidiary Guarantors, the European Borrower.

2. The European Borrower hereby acknowledges and agrees, and represents and warrants, that on and after the occurrence of, and after giving effect to, the Second Amendment Effective Date and any increase in the amounts owing to the Lenders, Issuing Lenders, and/or any Agent under the Credit Agreement on or after the Second Amendment Effective Date as follows:

(i) it is a party to, and shall continue to be bound by, the European Security Agreement, dated as of August 1, 2006 and amended on December 19, 2006, made by the European Borrower in favor of the Collateral Agent, as the same may be amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof (the European Security Agreement and the Guaranties being collectively referred herein as the “Credit Support Documents”); and

(ii) the European Security Agreement and the security interest granted by it under the European Security Agreement shall remain uninterrupted and in full force and effect with respect to the European Borrower.

3. Each of the undersigned Credit Parties hereby acknowledges and agrees, and represents and warrants, that on and after the occurrence of, and after giving effect to, the Second Amendment Effective Date and any increase in the amounts owing to the Lenders, Issuing Lenders, and/or any Agent under the Credit Agreement on or after the Second Amendment Effective Date as follows:

(i) it has full power and authority, and has taken all action necessary, to execute and deliver this Acknowledgment and to continue the security interests granted by it under the applicable Credit Support Documents;

(ii) the Credit Agreement and the Obligations of the Borrowers under the Credit Agreement shall constitute the “Credit Agreement” and the “Credit Document Obligations”, respectively, in each case, under and as defined in, each Credit Support Document and the guaranties made, and the security interest granted, by it under each such Credit Support Document and shall continue to be entitled to the benefits of each Credit Support Document and the guaranties made, and the security interest granted, by it under each such Credit Support Document;

EXHIBIT B

4. Each of the undersigned European Subsidiary Guarantors hereby makes each of the representations and warranties contained in Section 19 of the European Subsidiaries Guaranty on the Second Amendment Effective Date, both before and after giving effect to this Acknowledgment.

5. Each of the undersigned Canadian Parent Guarantors hereby makes each of the representations and warranties contained in Section 9 of the Canadian Parent Guaranty on the Second Amendment Effective Date, both before and after giving effect to this Acknowledgment.

6. Each of the undersigned European Parent Guarantors hereby makes each of the representations and warranties contained in Section 9 of the European Parent Guaranty on the Second Amendment Effective Date, both before and after giving effect to this Acknowledgment.

II.	Miscellaneous.

1. (a) THIS ACKNOWLEDGMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ACKNOWLEDGMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS ACKNOWLEDGMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH EUROPEAN CREDIT PARTY AND EACH CANADIAN CREDIT PARTY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS ALERIS, WITH OFFICES ON THE DATE HEREOF AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT, AS ITS AUTHORIZED DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH AUTHORIZED DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH EUROPEAN CREDIT PARTY AND EACH CANADIAN CREDIT PARTY AGREES TO DESIGNATE A NEW AUTHORIZED DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT UNDER THIS ACKNOWLEDGMENT. EACH CREDIT PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER ANY CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS ACKNOWLEDGMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS

EXHIBIT B

LACK PERSONAL JURISDICTION OVER ANY CREDIT PARTY. EACH CREDIT PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO CREDIT PARTY AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

(b) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS ACKNOWLEDGMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS ACKNOWLEDGMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS ACKNOWLEDGMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

2. This Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Aleris and the Administrative Agent.

*        *        *

DUTCH ALUMINUM C.V.

By:
Title:

ALERIS RECYCLING HOLDING B.V.

By:

ALERIS ALUMINUM SALES EUROPE GMBH

By:
Title:

ALERIS ALUMINUM UK LIMITED

By:
Title:

ALERIS HOLDING LUXEMBOURG S.A.R.L

By:
Title:

ALERIS GLOBAL LUXEMBOURG S.A.R.L

By:
Title:

ALERIS HOLDING CANADA LIMITED

By:
Title:

ALERIS ALUMINUM FRANCE SAS

By:
Title:

Address: 60 Wall Street New York, NY 10005	DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent for the Lenders

By:
Title:

By:
Title: